The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                        Inflation-Indexed Securities Fund

                               SEMI-ANNUAL REPORT
                                 April 30, 1999

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                            PORTFOLIO OF INVESTMENTS
                                 April 30, 1999
                                   (unaudited)

      Principal
       Amount                                                                                          Value
     ----------                                                                                     ------------
                     TENNESSEE VALLEY AUTHORITY NOTES (2.2%)
      $  311,472     3.375%, 1/15/2007 (identified cost $302,377) ............................       $   290,594
                                                                                                     -----------
                     U.S. TREASURY NOTES AND BONDS (90.7%)
         794,254     3.375%, 1/15/2007  ......................................................           766,209
       2,821,485     3.625%, 1/15/2008 .......................................................         2,761,528
       2,666,626     3.625%, 4/15/2028  ......................................................         2,555,802
       3,482,861     3.625%, 7/15/2002  ......................................................         3,469,800
       2,226,357     3.875%, 4/15/2029  ......................................................         2,232,613
                                                                                                     -----------
                          Total U.S. Treasury Notes and Bonds
                             (identified cost $11,834,932) ...................................        11,785,952
                                                                                                     -----------
                     REPURCHASE AGREEMENTS (6.2%)
        800,000      J.P. Morgan & Co., 4.85%, 05/03/99
                       (Agreement dated 04/30/99 collateralized by $802,000
                       Treasury Notes 6.75%, due 04/30/00; $800,323
                       to be received upon maturity) (identified cost $800,000)...............           800,000
                                                                                                     -----------

   TOTAL INVESTMENTS (identified cost $12,937,309) (a) ..........................    99.1%           $12,876,546
   CASH AND OTHER ASSETS IN F9CESS OF LIABILITIES ...............................     0.9                119,755
                                                                                    -----            -----------
   NET ASSETS ...................................................................   100.0%           $12,996,301
                                                                                    =====            ===========

------------------
(a) The aggregate cost for federal income tax purposes is $12,937,309, the aggregate gross unrealized appreciation is $24,018, and the aggregate gross unrealized depreciation is $84,781, resulting in net unrealized depreciation of $60,763.

                        See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1999
                                   (unaudited)


ASSETS:
   Investments in securities, at value (identified cost
     $12,937,309) (Note 1) ....................................     $12,876,546
   Cash .......................................................          38,724
   Receivables for:
     Interest .................................................          85,478
     Fund shares sold .........................................           2,500
                                                                    -----------
           Total Assets .......................................      13,003,248
                                                                    -----------
LIABILITIES:
   Payables for:
     Expense payment fee (Note 2) .............................           5,875
     Administrative fee (Note 2) ..............................           1,072
                                                                    -----------
            Total Liabilities .................................           6,947
                                                                    -----------
NET ASSETS ....................................................     $12,996,301
                                                                    ===========
Net Assets Consist of:
     Paid-in capital ..........................................     $13,769,549
     Undistributed net investment income ......................           7,336
     Accumulated net realized loss on investments .............        (719,821)
     Net unrealized depreciation ..............................         (60,763)
                                                                    -----------
Net Assets ....................................................     $12,996,301
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($12,996,301 / 1,385,281 shares) ..........................            $9.38
                                                                          =====

                        See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                             STATEMENT OF OPERATIONS
                     For the six months ended April 30, 1999
                                   (unaudited)

INVESTMENT INCOME:
      Income:
         Interest ...............................................   $ 305,743
                                                                    ---------
      Expenses:
         Administrative fee (Note 2) ............................       6,244
         Expense payment fee (Note 2) ...........................      34,356
                                                                    ---------
            Total Expenses ......................................      40,600
                                                                    ---------
            Net Investment Income ...............................     265,143
                                                                    ---------
NET REALIZED AND UNREALIZED (LOSS) (Notes 1 and 3):
         Net realized loss on investments and foreign exchange
            transactions ........................................    (100,492)
         Net change in unrealized appreciation on investments and
            foreign currency translations .......................     (87,226)
                                                                    ---------
         Net Realized and Unrealized Loss .......................    (187,718)
                                                                    ---------
         Net Increase in Net Assets Resulting from Operations ...   $  77,425
                                                                    =========

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                    For the six
                                                                   months ended
                                                                  April 30, 1999  For the year ended
                                                                    (unaudited)    October 31, 1998
                                                                   -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
      Net investment income ......................................   $    265,143    $    553,056
      Net realized gain (loss) on investments and foreign exchange
         transactions ............................................       (100,492)         25,456
      Net change in unrealized appreciation (depreciation)
         on investments and foreign currency translations ........        (87,226)         24,847
                                                                     ------------    ------------
                                                                           77,425         603,359
                                                                     ------------    ------------
  Dividends and distributions declared (Note 1):
     From net investment income ..................................       (264,888)       (547,932)
                                                                     ------------    ------------
  Capital stock transactions (Note 4):
    Net proceeds from sales of capital stock .....................      2,311,782       3,457,484
    Net asset value of capital stock issued to shareholders in
       reinvestment of dividends and distributions ...............         35,462          80,808
    Net cost of capital stock redeemed ...........................     (1,757,324)     (4,743,666)
                                                                     ------------    ------------
        Net increase (decrease) in net assets resulting from
           capital stock transactions ............................        589,920      (1,205,374)
                                                                     ------------    ------------
        Total increase (decrease) in net assets ..................        402,457      (1,149,947)

NET ASSETS:
  Beginning of period ............................................     12,593,844      13,743,791
                                                                     ------------    ------------
  End of period ..................................................   $ 12,996,301    $ 12,593,844
                                                                     ============    ============

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
           Selected per share data and ratios for a share outstanding throughout each period

                                               For the six
                                              months ended              For the years ended October 31,
                                             April 30, 1999  ----------------------------------------------------
                                               (unaudited)    1998       1997       1996       1995         1994
                                               -----------   ------     ------     -------    -------      ------
Net asset value, beginning of period..........     $ 9.52     $ 9.51     $ 9.67     $ 9.76     $ 9.37      $10.17

Income from investment operations:
  Net investment income.......................       0.20       0.45       0.48       0.55       0.54        0.52
  Net realized and unrealized gain (loss) ....      (0.14)      0.01      (0.16)     (0.09)      0.39       (0.74)

Less dividends and distributions (Note 1):
  From net investment income..................      (0.20)     (0.45)     (0.48)     (0.55)     (0.54)      (0.52)
  Net realized gains .........................         --         --         --         --         --       (0.05)
  In excess of net realized gains.............         --         --         --         --         --       (0.01)
                                                   ------     ------     ------     ------     ------      ------
Net asset value, end of period................     $ 9.38     $ 9.52     $ 9.51     $ 9.67     $ 9.76      $ 9.37
                                                   ======     ======     ======     ======     ======      ======
Total Return1 ................................       0.60%      4.98%      3.40%      4.88%     10.26%      (2.23)%

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)...    $12,996    $12,594    $13,744    $16,821    $10,830     $10,328
  Expenses as a percentage of average
    net assets1 ..............................       0.65%2     0.65%      0.73%      0.85%      0.85%       0.85%
   Ratio of net investment income
    to average net assets.....................       4.24%2     4.48%      4.99%      5.73%      5.66%       5.29%

  Portfolio turnover rate.....................        552%       305%       372%       114%       228%        129%

-----------------
1    Had the expense payment  agreement not been in place, the ratio of expenses to average net assets and total returns would have been as follows:

      Ratio of expenses to average
        net assets............................       1.17%      1.18%      1.24%      1.40%      1.40%       1.46%
      Total return............................       0.08%      4.45%      2.89%      4.33%      9.71%      (2.84)%

     Furthermore, the ratio of expenses to average net assets for the years ended October 31, 1998,1997, 1996 and 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.15%, 1.26%, 1.42%, and 1.43% respectively.

  2  Annualized.

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

         1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (formerly The 59 Wall Street Short/Intermediate Fixed Income Fund) (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. Effective March 1, 1997, the Fund changed its name to The 59 Wall Street Inflation-Indexed Securities Fund.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net investment income and net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                                   (unaudited)

            D. Forward Foreign Currency Exchange  Contracts.  The Fund may enter into forward foreign currency exchange contracts ("contracts') in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service.

            E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2.  Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the six months ended April 30, 1999, the Fund incurred $6,244 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of the Fund's average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed annual rate of 0.85% of the average daily net assets of the fund. For the six months ended April 30, 1999, 59 Wall Street Administrators, Inc. incurred $67,070 in expenses, including investment advisory fees of $15,611 and shareholder servicing/eligible institution fees of $15,611, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 2000.

      3. Investment Transactions. For the six months ended April 30, 1999, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $62,653,833 and $62,784,528, respectively. Custody fees for the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by approximately $851 as a result of an expense offset arrangement with the Fund's custodian.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                                   (unaudited)

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                                 For the six      For the year
                                                months ended          ended
                                               April 30, 1999   October 31, 1998
                                                -------------    ---------------
 Capital stock sold............................    245,276            367,554
 Capital stock issued in connection with
   reinvestment of dividends...................      3,775              8,593
 Capital stock repurchased.....................   (186,637)          (498,991)
                                                ----------          ---------
 Net Increase/Decrease.........................     62,414           (122,844)
                                                ==========          =========